EXHIBIT 10.2

TRANSACTION SYSTEMS ARCHITECTS, INC.

1996 Stock Option Plan
as amended by
the Board of Directors on March 7, 2006

TRANSACTION SYSTEMS ARCHITECTS, INC.
1996 Stock Option Plan

Section 1. Purpose. The purpose of the Transaction Systems Architects, Inc. 1996 Stock Option Plan (the "Plan") is to provide long term incentives and rewards to employees and directors of Transaction Systems Architects, Inc. (the "Company") and any Subsidiary of the Company, by providing an opportunity to selected employees and directors to purchase Common Stock of the Company. By encouraging stock ownership, the Company seeks to attract and retain employees and directors and to encourage their best efforts to work at the success of the Company.

Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1. “Board of Directors" shall mean the Board of Directors of the Company.

2.2. ”Code” shall mean the Internal Revenue Code of 1986, as amended.

2.3. ”Committee” shall mean the committee of the Board of Directors referred to in Section 5 hereof.

2.4. ”Common Stock” shall mean the Class A Common Stock of the Company.

2.5. ”Directors” shall mean those non-employee members of the Board of Directors to whom grants may be made only in accordance with Section 12.

2.6. ”Employee” shall mean, with respect to an ISO or to a Non-Qualified Option, any person including an officer or employee-director of the Company, who, at the time an Option is granted to such person hereunder, is actively and customarily employed for 30 hours or more per week by the Company or any Subsidiary of the Company including, without limitation, employee-directors and officers.

2.7. ”Fair Market Value” shall mean the closing price (last trade) on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system for a share of Common Stock.

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Note:  Shares available in this Plan have subsequently doubled to take into account a 2-for-1 stock split in June 1996.
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2.8. ”ISO” shall mean an option granted under the Plan which constitutes and shall be treated as an "incentive stock option" as defined in Section 422A(b) of the Code.

2.9. “Non-Qualified Option” shall mean an option granted to a Participant pursuant to the Plan which is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 and which shall not constitute nor be treated as an ISO.

2.10. ”Option” shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to this Plan.

2.11. ”Participant” shall mean any Employee or Director to whom an Option is granted under this Plan.

2.12. ”Subsidiary of the Company” shall have the meaning set forth in Section 424(f) of the Code.

Section 3. Eligibility. Options may be granted to any Employee. Options may be granted to Directors only in accordance with Section 12. The Committee shall have the sole authority to select the Employees to whom Options are to be granted hereunder, and to determine whether an Employee is to be granted a Non-Qualified Option or an ISO or any combination thereof. No Employee shall have any right to participate in the Plan. Any Employee selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

Section 4. Common Stock Subject to the Plan.

4.1. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate five hundred four thousand (504,000) shares of Common Stock. Fifty-four thousand (54,000) shares shall be made available to Directors in accordance with Section 12. Of the remaining 450,000 shares, no more than one hundred fifty thousand (150,000) shares shall be granted in any twelve month period to Employees, plus whatever shares for which Options have not been granted in previous years.

4.2. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under this Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased by the Company, then such shares shall again become available for issuance pursuant to the Plan.

4.3. Special ISO Limitations.

(a) The aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISO’s are exercisable for the first time by an Employee or Director during any calendar year (under all Incentive Stock Option Plans of the Company or any Subsidiary of the Company) shall not exceed $100,000.

(b) No ISO shall be granted to an Employee or Director who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 425(d) of the Code) stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company, unless the option price is at least 110% of the Fair Market Value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five years from the date it is granted.

4.4. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option granted under the Plan.

Section 5. Administration of the Plan.

5.1 The Plan shall be administered by the Compensation Committee of the Board of Directors, or such other committee of the Board as may be directed by the Board (the "Committee") consisting of no less than two persons. All members of the committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

5.2. The Committee shall have the sole authority and discretion to grant Options under this Plan and, subject to the limitations set forth in Sections 6 and 12 hereof, to determine the terms and conditions of all Options, including, without limitation, (i) selecting the Participants who are to be granted Options hereunder; (ii) designating whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) establishing the number of shares of Common Stock that may be issued under each Option; (iv) determining the time and the conditions subject to which Options may be exercised in whole or in part; (v) determining the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) imposing restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) determining the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) determining the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) establishing a vesting provision for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (x) requiring as a minimum vesting that no option may be exercised during the first year from the date it is granted, that after one year from the date an option is granted, it may be exercised as to not more than 25 percent of the shares optioned, and after the expiration of the second, third and fourth years from the date the option is granted, it may be exercised as to no more than an additional 25 percent of such shares plus any shares as to which the option might theretofore have been exercised but shall not have been exercised; (xi) accelerating the time when outstanding Options may be exercised, provided, however, that any ISO’s shall be "accelerated" within the meaning of Section 425(h) of the Code and (xii) establishing any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of this Plan.

5.3. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

5.4. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

5.5 Only members of the Committee shall vote on any matter affecting the administration of the Plan or the granting of Options under the Plan.

5.6. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors (or the Committee) shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

Section 6. Terms and Conditions of Options.

6.1. ISO’s. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422A of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

The terms and conditions of each ISO shall include the following:

(a) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Participant referred to in Section 4.3(b) hereof) of the Fair Market Value of the shares of Common Stock subject to the ISO on the date the ISO is granted.

(b) ISO’s, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during an Optionee's lifetime, an ISO shall be exercisable only by the Optionee.

(c) The Committee shall fix the term of all ISO’s granted pursuant to the Plan (including the date on which such ISO shall expire and terminate) provided, however, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

(d) In the event that the Company or any Subsidiary of the Company is required to withhold any Federal, state, local or foreign taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, local or foreign taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state, local or foreign taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. A Participant may use issued and outstanding Common Stock for the payment of taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

(e) In the sole discretion of the Committee the terms and conditions of any ISO or Non-Qualified Option may (but need not) include any of the following provisions:

(i) In the event a Participant shall cease to be an Employee of the Company or Subsidiary of the Company for any reason other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO or Non-Qualified Option held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO or Non-Qualified Option as of the date on which he ceased to be so employed.

(ii) In the event a Participant shall cease to be an Employee of the Company or Subsidiary of the Company by reason of his “disability” (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO or Non-Qualified Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and to the extent that the Participant could have otherwise exercised such ISO or Non-Qualified Option if it had been completely exercisable.

(iii) In the event a Participant shall die while employed by the Company or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than such "disability" or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO or Non-Qualified Option held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and to the extent that the Participant could have otherwise exercised such ISO or Non-Qualified Option if it had been completely exercisable. In such event, such ISO or Non-Qualified Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO or Non-Qualified Option directly from the Participant by bequest or inheritance.

6.2. Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422A of the Code and will be a "non-qualified stock option" for federal income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

The terms and conditions of each Non-Qualified Option Agreement shall include the following:

(a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

(b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

(c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a domestic relations order (within the meaning of Rule 16a-12 of the Securities Exchange Act of 1934, as amended), and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant or any permitted transferee.

(d) In the event that the Company is required to withhold any Federal, state, local or foreign taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, local or foreign taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state, local or foreign taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

Section 7. Adjustments.

7.1 In the event that after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Section 425 of the Code shall apply with respect to adjustments made to ISO’s and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

7.2 Notwithstanding the foregoing, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, the Committee may make such adjustment as it deems equitable in respect of outstanding Options including, without limitation, the revision or cancellation of any outstanding Options including providing for full vesting for all outstanding options, except that the Committee shall have no authority to accelerate the exerciseability of Directors' Options as described in Section 12. Any such determination by the Committee shall be effective and binding for all purposes of this Plan.

Section 8. Effect of the Plan on Employment Relationship. Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary of the Company as the case may be, or limit in any respect the right of the Company or any Subsidiary of the Company to terminate such Participant's employment or other relationship with the Company or any Subsidiary of the Company, as the case may be, at any time.

Section 9. Amendment of the Plan. The Board of Directors may amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding stock of the Company present or represented and entitled to vote thereon at a meeting, the Board of Directors may not amend the Plan (i) to increase materially the benefits accruing to participants under the Plan, (ii) to increase materially (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder or (iii) to modify materially the requirements as to eligibility for participation in the Plan.

Section 10. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial approval by the stockholders of the Company. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

Section 11. Grant of Options and Substitution and Re-pricing of Previously Granted Options. Options may be granted, at the discretion of the Committee, in substitution for Options previously granted pursuant to the Plan, provided that any option so granted shall be exercisable at a new price which is not less than 100 percent of the Fair Market Value of the Common Stock on the date on which the replacement Options were granted. The Option agreement evidencing the replacement Options may, in the discretion of the Committee, contain the same terms and conditions, including, without limitation, the same vesting schedule as the agreement evidencing the original award. The Committee may, also, in its discretion, amend the terms of any Option agreement, with the consent of the affected Participant, provided that the Option price of the shares remaining subject to the original award shall be reestablished at a price not less than 100 percent of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any stock option agreement which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any stock option agreement as are not inconsistent with or prohibited by the Plan.

Section 12. Directors’ Options. A person who is not an employee of the Company or any Subsidiary of the Company and who is elected to serve on the Board of Directors of the Company commencing subsequent to the Effective Date of the Plan shall receive Options to purchase Ten Thousand (10,000) shares of Common Stock upon election to the Board of Directors. Each such Director shall also receive Options for two thousand (2,000) additional shares of Common Stock on the anniversary of his or her election to the Board in each of the four succeeding years so long as he or she remains a member of the Board of Directors on that next anniversary date.

No options granted hereunder may be exercised during the first year from the date it is granted; after one year from the date an Option is granted, it may be exercised as to not more than twenty percent (20%) of the shares optioned and after the expiration of the second, third, fourth, and fifth years from the date the Option is granted, it may be exercised as to no more than an additional twenty percent (20%) of such shares plus any shares as to which the Option might theretofore have been exercisable but shall not have been exercised.

12.1. Forfeiture of Options. Except as provided in Section 12.2 hereof, all Options granted to a Director shall automatically be forfeited by such person at the time such person shall cease to be a Director.

12.2. Exercise Period After Retirement. Upon Retirement, a Director may exercise the exercisable options within 30 days after Retirement. The term "Retirement" means the termination of a Director's service on the Board, including resignation or not standing for election with the approval of the Board but shall not include any termination of service from an act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, by such Director. The determination of whether termination results from such act shall be made by the Board of Directors, whose determination shall be conclusive.

Section 13. Effective Date of the Plan. This Plan shall be effective as of April 1, 1996.